UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 26, 2006

Halo Technology Holdings, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Nevada	000-33197	88-0467845
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

200 Railroad Avenue, Greenwich, Connecticut		06830
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	203 422 2950

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On June 26, 2006, the registrant, Halo Technology Holdings, Inc. ("Halo" or the "Company"), announced that it has entered into a definitive agreement (the "Termination Agreement") with InfoNow Corporation ("InfoNow").

Under the Termination Agreement, Halo and InfoNow mutually agreed to terminate the Agreement and Plan of Merger dated December 23, 2005 (the "Merger Agreement") among Halo, InfoNow, and WTH Merger Sub, Inc. ("Merger Sub"), a wholly-owned subsidiary of the Company. The Merger Agreement was filed as Exhibit 10.110 to the Company’s Current Report on Form 8-K filed by the Company on December 27, 2005.

The Termination Agreement further provides for the mutual release of any claims in connection with the Merger Agreement by Halo or InfoNow against the other party. In addition, Halo agreed to pay $200,000 to InfoNow.

As an inducement for Halo to enter into the Merger Agreement and in consideration thereof, each of Michael W. Johnson, Jeffrey D. Peotter, Allan R. Spies and Duane Wentworth (collectively, the "Stockholders") each a stockholder and director of InfoNow, had entered into a stockholder voting agreement (the "Stockholder Agreement"). Pursuant to the terms of the Stockholder Agreement, Halo was entitled to direct the voting of shares of InfoNow Common Stock held by the Stockholders. Pursuant to its terms, the Stockholder Agreement terminated upon the termination of the Merger Agreement. The Form of Stockholder Agreement, dated as of December 23, 2005, by and among the Company and the Stockholders was included in Exhibit 10.110 to the Company’s Current Report on Form 8-K filed by the Company on December 27, 2005.

A copy of the Termination Agreement is attached as Exhibit 10.124 hereto and is incorporated herein by reference. The foregoing description of the Termination Agreement is qualified in its entirety by reference to the full text of the Termination Agreement.

Item 1.02 Termination of a Material Definitive Agreement.

On June 26, 2006, the registrant, Halo Technology Holdings, Inc. ("Halo" or the "Company"), announced that it has entered into a definitive agreement (the "Termination Agreement") with InfoNow Corporation ("InfoNow").

Under the Termination Agreement, Halo and InfoNow mutually agreed to terminate the Agreement and Plan of Merger dated December 23, 2005 (the "Merger Agreement") among Halo, InfoNow, and WTH Merger Sub, Inc. ("Merger Sub"), a wholly-owned subsidiary of the Company. The Merger Agreement was filed as Exhibit 10.110 to the Company’s Current Report on Form 8-K filed by the Company on December 27, 2005.

The Termination Agreement further provides for the mutual release of any claims in connection with the Merger Agreement by Halo or InfoNow against the other party. In addition, Halo agreed to pay $200,000 to InfoNow.

As an inducement for Halo to enter into the Merger Agreement and in consideration thereof, each of Michael W. Johnson, Jeffrey D. Peotter, Allan R. Spies and Duane Wentworth (collectively, the "Stockholders") each a stockholder and director of InfoNow, had entered into a stockholder voting agreement (the "Stockholder Agreement"). Pursuant to the terms of the Stockholder Agreement, Halo was entitled to direct the voting of shares of InfoNow Common Stock held by the Stockholders. Pursuant to its terms, the Stockholder Agreement terminated upon the termination of the Merger Agreement. The Form of Stockholder Agreement, dated as of December 23, 2005, by and among the Company and the Stockholders was included in Exhibit 10.110 to the Company’s Current Report on Form 8-K filed by the Company on December 27, 2005.

A copy of the Termination Agreement is attached as Exhibit 10.124 hereto and is incorporated herein by reference. The foregoing description of the Termination Agreement is qualified in its entirety by reference to the full text of the Termination Agreement.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.124 Termination Agreement among Halo, InfoNow, and WTH Merger Sub, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Halo Technology Holdings, Inc.

June 30, 2006	By:	Ernest Mysogland

Name: Ernest Mysogland
Title: Executive Vice President

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Exhibit Index

Exhibit No.	Description

10.124	Termination Agreement among Halo, InfoNow and WTH Merger Sub, Inc.